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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-100641), Form S-4 (Nos. 333-58036 and 333-100639), and Form S-8 (Nos. 33-42229, 333-64573, 333-30867, 333-74815,
333-37338, 333-75362 and 333-110102) of Masco Corporation of our report dated February 18, 2004 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP

Detroit, Michigan
February 27, 2004